UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2012

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170

(Commission File Number)	(IRS Employer Identification No.)

10 Glenville Street
Greenwich, Connecticut	06831

(Address of Principal Executive Offices)	(Zip Code)

(203) 769-8056
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 24, 2012, Presstek, Inc. (the "Company") received a notification letter (the "Notice") from The NASDAQ Stock Market ("NASDAQ") advising the Company that the Company has not regained compliance with Listing Rule 5550(a)(2) requiring that the Company maintain a minimum bid price of at least $1.00 per share. The Notice advised the Company that its securities will be delisted from the Capital Market. Unless the Company requests an appeal of NASDAQ’s determination, trading of the Company’s common stock will be suspended at the opening of business on November 2, 2012, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company does not intend to request an appeal of NASDAQ’s determination.  The Company currently has a special meeting of stockholders scheduled for 10:00 a.m. on Wednesday, October 31, 2012 to approve a proposal to adopt the Agreement and Plan of Merger, dated as of August 22, 2012, among MAI Holdings, Inc., MAI Merger Corp, and the Company (the “Merger”).  The Company expects to receive sufficient affirmative votes to approve the Merger, and expects to close the Merger on October 31, 2012, after which the Company expects to withdraw the Company’s securities from listing and registration on The Nasdaq Stock Market.

Cautionary Note Regarding Forward-Looking Statements
Certain information contained herein may include "forward-looking statements." These forward-looking statements relate to the Company's expectations concerning the holding of a special stockholder’s meeting on October 31, 2012, the vote expected to be obtained at the meeting, and the Company’s expectation concerning its discontinuance of registration and listing from The Nasdaq Stock Market. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to the Company’s ability to conduct the special meeting of stockholders due to the effects of Hurricane Sandy, significant changes in the actual vote reported at the special meeting and the satisfaction of the conditions to Closing set forth in the Agreement and Plan of Merger.  The Company undertakes no obligation to update any forward-looking statements contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: October 30, 2012	/s/ James R. Van Horn
James R. Van Horn Vice President, General Counsel and Secretary